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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint each of ALLAN L. SCHUMAN and KENNETH A. IVERSON, signing singly, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 500,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share, plus any remaining shares of Common Stock previously approved by Ecolab's Board of Directors and stockholders for use in connection with Ecolab's 1997 Non-Employee Director Deferred Compensation Plan and 1995 Non-Employee Director Stock Option Plan, Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 23rd day of February, 2001.

                                  /s/ Les S. Biller
                                  ---------------------------------------------
                                  Les S. Biller

                                  /s/ Ruth S. Block
                                  ---------------------------------------------
                                  Ruth S. Block

                                  /s/ Jerry A. Grundhofer
                                  ---------------------------------------------
                                  Jerry A. Grundhofer

                                  /s/ James J. Howard
                                  ---------------------------------------------
                                  James J. Howard

                                  /s/ Joel W. Johnson
                                  ---------------------------------------------
                                  Joel W. Johnson

                                  /s/ Jerry W. Levin
                                  ---------------------------------------------
                                  Jerry W. Levin

                                  /s/ Robert L. Lumpkins
                                  ---------------------------------------------
                                  Robert L. Lumpkins

                                  /s/ Hugo Uyterhoeven
                                  ---------------------------------------------
                                  Hugo Uyterhoeven


         IN WITNESS WHEREOF, I have hereunto affixed my signature this 28th day of February, 2001.


                                  /s/ William L. Jews
                                  ---------------------------------------------
                                  William L. Jews